FG NEXUS

The Ethereum Treasury Company

ETH Accumulation. Yield Generation. Real-World Asset Tokenization.

TICKER: FGNX

AUGUST 2025

DISCLAIMERS

This document does not constitute an offer to sell or solicitation of an offer to buy securities in any jurisdiction where, or to any person to whom, it is unlawful to make such offer or solicitation in such jurisdiction.

This Presentation speaks as of August 13, 2025. The information presented or contained in this Presentation is subject to change without notice and its accuracy is not guaranteed. Neither the delivery of this Presentation nor any further discussion of the Company or any of its affiliates, shareholders, officers, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date.

This Presentation does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. Accordingly, none of the Company or any of their respective affiliates, directors, officers, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this Presentation and any such liability is expressly disclaimed.

The FG® logo and Fundamental Global® are registered trademarks of Fundamental Global LLC. This Presentation contains references to trademarks and service marks belonging to other entities. Solely for convenience, trademarks and trade names referred to in this Presentation may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other companies' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies.

MARKET AND INDUSTRY DATA

This presentation includes market and industry data and forecasts that the Company has derived from independent consultant reports, publicly available information, various industry publications, other published industry sources, and its internal data and estimates. Independent consultant reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable. Although the Company believes that these third-party sources are reliable, it does not guarantee the accuracy or completeness of this information, and the Company has not independently verified this information. The Company's internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which the Company operates and management's understanding of industry conditions. Although the Company believes that such information is reliable, it has not had this information verified by any independent sources.

FORWARD-LOOKING STATEMENTS

This Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “budget,” “can,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “evaluate,” “forecast,” “goal,” “guidance,” “indicate,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “possibly,” “potential,” “predict,” “probable,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” “view,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative thereof or other variations thereon or comparable terminology. In particular, discussions and statements regarding the Company’s future business plans and initiatives are forward-looking in nature. We have based these forward-looking statements on our current expectations, assumptions, estimates, and projections. While we believe these to be reasonable, such forward-looking statements are only predictions and involve a number of risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements and may impact our ability to implement and execute on our future business plans and initiatives. Management cautions that the forward-looking statements in this press release are not guarantees of future performance, and we cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. Factors that might cause such a difference include, without limitation, fluctuations in the market price of ETH and any associated impairment charges that the Company may incur as a result of a decrease in the market price of ETH below the value at which the Company’s ETH are carried on its balance sheet, changes in the accounting treatment relating to the Company’s ETH holdings, the Company’s ability to achieve profitable operations, government regulation of cryptocurrencies and online betting, changes in securities laws or regulations such as accounting rules as discussed below, customer acceptance of new products and services including the Company’s ETH treasury strategy, general conditions in the global economy; risks associated with operating in the merchant banking and managed services industries, including inadequately priced insured risks and credit risk; risks of not being able to execute on our asset management strategy and potential loss of value of our holdings; risk of becoming an investment company; fluctuations in our short-term results as we implement our business strategies; risks of not being able to attract and retain qualified management and personnel to implement and execute on our business and growth strategy; failure of our information technology systems, data breaches and cyber-attacks; our ability to establish and maintain an effective system of internal controls; the requirements of being a public company and losing our status as a smaller reporting company or becoming an accelerated filer; any potential conflicts of interest between us and our controlling stockholders and different interests of controlling stockholders; and potential conflicts of interest between us and our directors and executive officers. If one of these risks or uncertainties materializes, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. You are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements are made only as of the date hereof and do not necessarily reflect our outlook at any other point in time. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect new information, future events or developments.

EXECUTIVE SUMMARY

FG Nexus is building a U.S. public company dedicated to Ethereum accumulation and on-chain yield generation, a capital markets vehicle engineered for one of the most important digital assets of this era.

This is Ethereum's MicroStrategy moment, but with staking yield, programmable money, and RWA tokenization.

Why now

- Ethereum is the foundation of digital finance, settlement layer for stablecoins, DeFi, and tokenized assets.
- Spot ETH ETFs just passed, unlocking institutional inflows.
- ETH is yield-bearing, deflationary, and under-allocated by public investors.

What FG Nexus offers

- Public equity exposure to ETH and staking yield
- Capital markets engine for ETH accumulation
- Strategy led by crypto-native operators … and Wall Street dealmakers
- Future upside from tokenizing financial services, insurance, and RWAs

LEADERSHIP

Led by digital assets executives, capital allocators and operators













Maja Vujinovic
CEO, Digital Assets

- Managing Partner at OGroup
- Pioneer in mobile payments and early Bitcoin (since 2010)
- Led Tether's first bank acquisition in 2013
- Former CIO of Emerging Tech at GE, launched blockchain pilots with JPMorgan and State Street
- Advises $4B+ in family office capital on AI and blockchain strategy

Kyle Cerminara, CFA
Co-Founder, Chairman & CEO

- Co-Founder and CEO of Fundamental Global (FG)
- Former portfolio manager at T. Rowe Price and SAC specializing in fintech and financial services
- Numerous successful M&A transactions, SPACs, PIPEs and investment exits
- Public company CEO, Chairman, Director with decades of experience

Joe Moglia
Co-Founder & Executive Advisor

- Co-Founder and Chairman of Fundamental Global (FG)
- Former Chairman and CEO of TD Ameritrade and former executive at Merrill Lynch
- Grew TD Ameritrade from $700 million market cap to $20 billion+ market cap and sold to Charles Schwab
- Chair of Athletics and Former Head Football Coach at Coastal Carolina University

Larry Swets, CFA
CEO, Merchant Banking

- 30+ years in the insurance industry
- Founded Itasca Financial and sold to Kingsway Financial Services, where he became CEO
- Merchant banker
- Investor and public company CEO & director
- Numerous successful M&A transactions, SPACs, PIPEs and investment exits

Jose Vargas
Director, Senior Advisor

- Seed investor in one of the largest Treasury Companies
- Founded and exited 5 companies, including AutoWeb, BlueKite (PayPal), and BrokersWeb
- Co-founder and board member of Healthcare.com ($1B+ valuation), Osigu, and PeopleFund
- Seed investor in crypto ventures such as Akash Network

Theodore Rosenthal
President, Digital Assets

- Hedge fund manager with 5+ years of industry leading returns
- Founder of TMR Capital, focused on value and event-driven equity strategies
- Advisor to $2B+ in family office capital across equities and crypto
- Early investor in AI and crypto projects like Monero, Aave, Hyperliquid, and Maker
- Member of Value Investors Club; frequent speaker at MOI Global and other forums

TEAM'S SUCCESSFUL DIGITAL ASSETS & WALL STREET EXPERIENCE

tether	SOLANA	TD Ameritrade	OppFi
METAPLANET	ARBITRUM	T.RowePrice	HAGERTY
ethereum	Hedera	MERRILL A BANK OF AMERICA COMPANY	LIMBACH
Multicoin Capital	MINA	ALDEL FINANCIAL	SALTIRE

FG

The Ethereum Treasury Company

ETHEREUM OVERVIEW

Digital Oil, Store of Value, and Global Reserve Asset for the Digital Economy

Stablecoins: Ethereum's "Killer App"

84%[1]

Stablecoins issued on Ethereum

- Weekly users of Ethereum-based stablecoins, recently topped 750,000, a new all-time high
- Stablecoins are now a core layer of Ethereum's financial stack, powering DeFi, tokenization, and institutional settlement flows

Powerful Network Effects

METCALFE'S LAW

Ensures Ethereum's value growth

- 84%[1] of all stablecoins
- 83%[2] of all tokenized RWAs
- 58%[3] of all non-BTC mcap
- Network effect drives Ethereum's utility and value

Proven Reliability backed by a Decade of Performance

10 YEARS

Continuous uptime with zero faults

- Growing institutional belief due to unmatched 10-year track record of resilience and reliability
- Institutional-grade safety and security
  - 1.1m+ validators
  - 19 independently developed software clients
  - Formally specified virtual machine with correctness proofs
  - $93B in economic security through attacked ETH

Sources: Ethereum.org, Cointelegraph, CCN, Etherscan, The Currencu Analytics
Nptess: (1) Artemis as of July 8th, 2025, (2) RWA.xyz as of July 1st, 2025, (3) CoinMarketCap

FG

ETHEREUM FLYWHEEL

Ethereum exhibits positive price-utility feedback. The more valuable ETH becomes, the more secure and useful the network becomes.



Enables higher-value use cases attracting more institutional capital

Higher network usage results in increased demand for ETH

Increased demand raises prices

Higher ETH price = higher security

THE CASE FOR ETHEREUM

Ethereum is ready to onboard trillions through institutional adoption and RWAs

55%+ market share

Ethereum is the world's second-largest cryptocurrency by market capitalization **~400 Billion** enhancing its security and network effects

ETH is the most widely used token for executing **smart contracts**, powering decentralized applications (dApps), and facilitating DeFi, NFT, and tokenization

Ethereum leads the RWA tokenization sector, representing **$7.72 billion** in tokenized real-world assets (57.25% market share). The broader RWA market on Ethereum, including stablecoins and tokenized treasuries, exceeds **$140 billion** in value

Institutional Adoption
Among the first crypto assets to feature spot ETFs and listed options, serving as a foundational layer for the emerging corporate stablecoin ecosystem

Use Cases Accelerating
Growing adoption of smart contract platforms, digital agreements, and blockchain-based digital assets is driving increased demand for Ethereum's network infrastructure

Ecosystem Network Effects
Fully decentralized and secure, with deep liquidity, efficient capital flows, and a strong developer ecosystem accelerating protocol innovation

Source: rwa.xyz

FG

ETHEREUM'S REAL WORLD ASSET DOMINANCE

Tokenized Real World Assets Value by Network



Ethereum
7.5B

Aptos
537.5M

Polygon
348.6M

Zksync
2.3B

Stellar
468.3M

Algorand
294.7M

Arbitrum
286.6M

Solana
413.6M

Arbitrum
286.6M

Tokenized Stablecoins by Market Cap



Ethereum
137.8B

Solana
9.9B

Binance Smart Chain
5.3B

Tron
79.0B

Arbitrum
6.5B

DeFi Market Share



Ethereum
57.13%

Tron
3.95%

Hyperliquid L1
1.44%

Solana
8%

Base
2.87%

Avalanche
1.22%

Bitcoin
5.08%

Arbitrum
2.11%

Others11.51%

BSC
4.99%

Sui
1.69%

Source: rwa.xyz

Source: DefiLlama

WHY TREASURY COMPANIES

Equity wrapper offers easier access, familiar security

Leverages capital markets for ETH stacking, growing ETH/share

Additional upside from staking, tokenization, and future product lines

Operating business enables us to issue securities unlike ETFs or other investment act products

Asymmetry our stock can potentially increase much more than the price of ETH

FG

MICROSTRATEGY SHOWS THE MODEL'S DOMINANT POSITION

	9/13/20	7/17/25	MoM
BTC	26,400	118,617	4.5x
MSTR	16	453.8	28.4x

	10/10/23	7/17/25	MoM
BTC	31,953	118,617	3.7x
MetaPlanet	20	1,349	67.5x

Sources: Google Finance

SHAREHOLDER BENEFITS

Multiple ways to win

The treasury company stock rises with the asset

The premium to book value expands

More capital issuance increases accretion

Treasury companies are a regulated wrapper for crypto. They bring in a larger pool of capital that would prefer to invest in securities instead of the underlying token.

FG

COMPOUNDING ETH PER SHARE

FG Nexus will deploy a scalable treasury model to acquire, stake, and leverage ETH — delivering equity-like exposure with multi-layer yield and Ethereum-native upside

Institutional Exposure with Yield

- Equity-like exposure to Ethereum — the programmable monetary base of Web3.
- Native and liquid staking strategies for yield generation.
- Staking rights confer governance and network influence.
- ETH is the only deflationary L1 asset with ETF approval.

Capital Markets Advantage

- Execute equity and debt offerings optimized for ETH accumulation.
- Utilize shelf registrations, ATM structures, and convertible instruments.
- Capitalize on NAV premium

Amplifying Ethereum's Network Value

- Long-term ETH holding reinforces network security and scalability.
- Support critical infrastructure: stablecoins, RWAs, L2s, dev ecosystems.
- Ethereum is the settlement layer for $5B+ in daily L2 transactions and growing.

Market Leadership & Storytelling

- Leverage equity research, PR, and institutional channels.
- Partner with analysts, custodians, and TradFi platforms for reach.
- We are not just a treasury — we are a strategic ETH operator.

INSTITUTIONAL TOKENIZATION ON ETHEREUM

FRANKLIN TEMPLETON

Franklin Templeton has transformed into one of the world's largest asset managers built on a foundation of close partnerships with our clients and meeting their need for expertise across every major asset class in both public and private markets.

CIRCLE

Powered by USDC and EURC, and trusted by leading financial institutions since 2013, our platform connects traditional finance and digital assets to create a secure, always-on digital economy — unlocking opportunities for people and businesses globally.

Nexus Mutual

A leading decentralized insurance protocol on Ethereum, Nexus Mutual enables users to pool risk and purchase coverage for smart contract failures and exchange hacks using its native NXM token

ETHERISC

Etherisc is an open-source protocol on Ethereum for building decentralized, parametric insurance products, including automated flight delay insurance

BlackRock

BlackRock has launched the BUIDL Fund, a tokenized institutional money market fund built on Ethereum. This fund has attracted billions in assets and is a flagship example of large-scale RWA tokenization

Deutsche Bank

Deutsche Bank is building a tokenization platform on zkSync, a Layer 2 solution on Ethereum, to facilitate the issuance and management of tokenized assets

Fidelity INVESTMENTS

Fidelity has introduced the "Fidelity Ethereum Fund," which merges traditional U.S. Treasury assets with Ethereum's blockchain, enabling on-chain representation and trading of government securities

coinbase **kraken**

Both Coinbase and Kraken are developing platforms that blend traditional stocks and crypto assets, using Ethereum's infrastructure for tokenization and settlement

FG NEXUS IS POSITIONED TO TOKENIZE INSTITUTIONAL-GRADE RWAs

Starting with reinsurance — bringing real-world cash flows onto Ethereum

Turns illiquid assets into yield-bearing tokens

Powers on-chain income streams backed by regulated entities

Boosts ETH demand as settlement and collateral

The Treasury Company will remain a capital-light business

Case Study: Tokenized Reinsurance

Tokenization Model

- Risk tranches as smart contracts
- Instant claims + transparency
- Yield distributed to ETH-backed LPs

Investor Impact

- Access ETH-native real yield from global insurance
- Bridges TradFi-grade assets to DeFi rails
- Ethereum serves as collateral, settlement layer, and governance base

FG NEXUS IS THE MOST STRATEGIC ETH EXPOSURE IN PUBLIC MARKETS

FG Nexus delivers active ETH exposure with staking yield, tokenization upside, and capital markets execution, built to outperform ETFs, BTC vehicles, and passive crypto funds.

Investor Highlights

- Pure ETH exposure via a trusted public equity wrapper
- Staking yield + DeFi strategies outperform spot ETFs and BTC plays
- Tokenization upside from reinsurance, RWAs, and merchant banking
- Capital markets edge: ATM, convertibles, structured equity
- Network-aligned — supports ETH burn, L2s, and institutional rails
- Team with ETH roots since 2014 + Wall Street firepower